UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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ACCESS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCESS PHARMACEUTICALS, INC.
2600 Stemmons Freeway, Suite 176
Dallas, Texas 75207
(214)  905-5100

April 20, 2010

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Access Pharmaceuticals, Inc. (the “Company”) to be held on Wednesday, May 26, 2010 at 9:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, (212) 705-7000.

The Notice of Annual Meeting and the proxy statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Annual Meeting. Please carefully review the information contained in the proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY VOTING IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE ANNUAL MEETING.

Sincerely,

/s/ Jeffrey B. Davis

Jeffrey B. Davis
Chief Executive Officer

ACCESS PHARMACEUTICALS, INC.
2600 Stemmons Freeway, Suite 176
Dallas, Texas 75207
(214)  905-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 26, 2010

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Meeting”) of Access Pharmaceuticals, Inc. (the “Company”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, on Wednesday, May 26, 2009, at 9:00 a.m., local time, for the following purposes:

1.	To elect two Class 3 Directors to hold office for a term of three years and until their successors are elected and qualified.

2.	To amend the Company’s 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder.

3.	To ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

4.	To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on April 1, 2010, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders during normal business hours at our offices located at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207, during the ten days prior to the Meeting as well as at the Meeting.

Information relating to the proposals described above is set forth in the accompanying proxy statement. Please carefully review the proxy statement, which is accompanied by our annual report for the fiscal year ended December 31, 2009.

Stockholders are cordially invited to attend the Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Meeting, or if you do plan to attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to Access Pharmaceuticals, Inc., c/o American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005. Proxies will also be accepted by transmission of a facsimile provided that such facsimile contains sufficient information from which it can be determined that the transmission was authorized by the stockholder delivering such proxy. American

Stock Transfer & Trust Company's fax number is (718) 234-2287.

By Order of the Board of Directors,

/s/ Jeffrey B. Davis

Jeffrey B. Davis
Chief Executive Officer

Dallas, Texas
April 20, 2010

TABLE OF CONTENTS

Page Number
Notice of Annual Meeting of Stockholders

Proxy Statement	1

Corporate Governance	3

Committees of the Board of Directors	5

Compensation of Directors	6

Security Ownership	10

Executive Compensation	11

Compensation Committee Discussion on Executive Compensation	14

Proposals to be Voted Upon
Proposal 1 – Election of Directors	15
Mark J. Ahn, Ph. D. Age:47 Director since 2006
Mark J. Alvino Age:41 Director since 2006

Proposal 2 – Proposed Amendment of the Company’s 2005 Equity Incentive Plan	20

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm	22

ACCESS PHARMACEUTICALS, INC.
2600 Stemmons Freeway, Suite 176
Dallas, Texas 75207
(214)  905-5100
__________________

PROXY STATEMENT
__________________

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 26, 2010

This proxy statement is furnished by Access Pharmaceuticals, Inc., a Delaware corporation (“we”, “Access” or the “Company”), to holders of its common stock, par value $.01 per share, and to holders of its preferred stock, par value $.01 per share, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held on Wednesday, May 26, 2010 at 10:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022. This proxy statement and the accompanying form of proxy is first being sent to holders of Common Stock and Preferred Stock on or about April 20, 2010. Our mailing address and the location of our principal executive offices is 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207. Our telephone number is (214) 905-5100.  The purposes of the Meeting are set forth in the Notice of Annual Meeting of Stockholders which accompanies this proxy statement.

A stockholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by voting in person at the Meeting, by submitting another proxy bearing a later date or by giving notice in writing to our Secretary not later than the day prior to the Meeting. All proxies returned prior to the Meeting will be voted in accordance with instructions contained therein or, if no choice is specified for one or more proposals the shares represented by such proxy will be voted “For” such proposals and in the discretion of the named proxies with respect to any other matters which may properly come before the Meeting.

A stockholder may designate a person or persons other than those persons designated on the form of proxy to act as the stockholder's proxy by striking out the name(s) appearing on the proxy card, inserting the name(s) of another person(s) and delivering the signed card to that person(s). The person(s) designated by the stockholder must present the signed proxy card at the meeting in order for the shares to be voted.

Where the stockholder is not the record holder, such as where the shares are held through a broker, nominee, fiduciary or other custodian, the stockholder must provide voting instructions to the record holder of the shares in accordance with the record holder's requirements in order to ensure that the shares are properly voted.

At the close of business on April 1, 2010, the record date for the Meeting, the number of our issued and outstanding shares of common stock entitled to vote was 15,382,755. Each share of common stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Meeting. In addition, as of April 1, 2010, 2,985.3617 shares of our Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") were issued and outstanding. The Series A Preferred Stock is convertible into shares of common stock and votes together with the common stock on an as-if-converted to common stock basis. Unless a holder of Series A Preferred Stock elects otherwise, its ability to convert its Series A Preferred Stock into common stock or to vote on an as-if-converted to common stock basis is restricted to the extent that such conversion would result in the holder owning more than

4.99% of our issued and outstanding common stock or voting together with the common stock on an as-if-converted to common stock basis in respect of more than 4.99% of our issued and outstanding common stock. Consequently, giving effect to the beneficial ownership cap restrictions, the Series A Preferred Stock issued and outstanding as of April 1, 2010 is convertible into 9,951,198 shares of common stock and the holders of the Series A Preferred Stock vote on an as-if-converted basis with the holders of our common stock. hawse have no other voting securities.

A complete list of Company stockholders entitled to vote at the Meeting will be available at our principal executive offices, during normal business hours, at least ten days prior to the Meeting. Our Bylaws require that a majority of the shares entitled to vote, present in person or by proxy, constitute a quorum for the conduct of business at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. We believe that nominees do not have discretionary voting power with respect to the election of directors (Proposal 1).  We believe that nominees do have discretionary voting power with respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 3). Broker non-votes will exist for Proposal 2.

Stockholders have the right to vote cumulatively for the election of Directors. This means that in voting at the Meeting, each Stockholder, or his proxy, may multiply the number of his shares by two (the number of directors to be elected) and then vote the resulting total number of shares for a single nominee, or distribute such votes on the ballot among the two nominees desired. The proxies submitted to the Board in response to this solicitation may, at the discretion of the proxy holder, cumulate the votes of the shares the proxies represent. However, the Board requires any stockholder otherwise electing to exercise his cumulative voting rights, if voting in person, to so indicate prior to the beginning of the Meeting, or if voting by proxy given to someone other than those designated by the Board, in the solicitation to so indicate on said proxy.

For Proposal 1, directors will be elected by a plurality of shares present in person or represented by proxy at the Meeting, which means that the two individuals receiving the highest number of “For” votes will be elected directors.  Abstentions will have no effect on the voting results of Proposal 1.

For Proposal 2, amendment of our equity incentive plan to increase the number of shares available for issuance under the plan from 3,150,000 to 5,000,000 will be approved upon the affirmative vote of a majority of shares present in person or by proxy at the Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will have the effect of a vote against such proposal.

For Proposal 3, ratification of our independent public accountant will be approved upon the affirmative vote of a majority of shares present in person or by proxy at the Meeting and entitled to vote on the proposal. Abstentions will have the effect of a vote against such proposal. Broker non-votes will have no effect on this proposal.

All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to make available this proxy statement, the accompanying form of proxy and our annual report for the fiscal year ended December 31, 2009 to beneficial owners and will reimburse them for their expenses in forwarding these materials. We expect to solicit proxies primarily by mail, but our directors, officers and employees may also solicit in person, by telephone, email or by fax.

The Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Annual Meeting. However, if any other matter properly comes before the

Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

This proxy statement should be read together with our annual report for the fiscal year ended December 31, 2009, including the financial statements and management's discussion and analysis of financial condition and results of operations contained therein.

Corporate Governance Matters

Corporate Governance Matters

Pursuant to the Delaware General Corporation Law and our by-laws, as amended, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and Chairman and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board is currently comprised of six directors. The Board meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval.

The Board has adopted a number of corporate governance documents, including charters for its Audit and Finance Committee, Compensation Committee and Nominating and Corporate Governance Committee, corporate governance guidelines, a code of business conduct and ethics for employees, executive officers and directors (including its principal executive officer and principal financial officer) and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters. All of these documents are available on our website at www.accesspharma.com under the heading “Investor Relations,” and a copy of any such document may be obtained, without charge, upon written request to the Company, c/o Investor Relations, 2600 Stemmons Freeway, Suite 176, Dallas, Texas, 75207.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to it. Stockholders may send written communications to the Board or individual directors to Access Pharmaceuticals, Inc., Board of Directors, c/o Chief Executive Officer, 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207. Stockholders also may send communications via email to akc@accesspharma.com with the notation “Attention: Chief Executive Officer” in the subject field. All communications will be reviewed by the Chief Executive Officer of the Company, who will determine whether such communications are relevant and for a proper purpose and appropriate for Board review and, if applicable, submit such communications to the Board on a periodic basis.

Attendance of Directors at Annual Stockholder Meetings

With the exception of Mark J. Ahn and Esteban Cvitkovic, who both attended by phone, all of the directors then currently serving as directors attended the 2009 annual stockholder meeting. Although we currently do not require directors to attend annual stockholder meetings, we do encourage directors to do so and welcomes their attendance. We generally schedule a Board meeting in conjunction with the Meeting and plan to continue to do so in the future. We expect that directors will attend annual stockholder meetings absent a valid reason.

Director Independence

The Board has determined that each of Dr. Ahn, Mr. Alvino and Dr. Howell are independent under applicable NYSE Amex rules. Based on the fully-diluted Common Stock ownership of SCO Capital Partners LLC and its affiliates, the Board has determined we are a “Controlled Company” under applicable NYSE Amex rules and regulations and therefore under applicable NYSE Amex rules and regulations, we are not required to comply with certain director independence requirements. Although we are not currently listed on NYSE Alternext US, and are instead listed on the OTCBB, we have chosen to follow the NYSE Amex rules and regulations governing director independence.

Board Leadership Structure

The Board has no set policy with respect to the separation of the officers of Chairman and the Chief Executive Officer.  Currently, Steven H. Rouhandeh serves as our Chairman and Jeffrey B. Davis serves as our Chief Executive Officer.  There are currently no lead independent directors serving on the Board.

Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for us. This leadership structure is appropriate for us given the size and scope of our business, the experience and active involvement of our independent directors, and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer and the Chief Financial Officer and the independent directors. Of the six members of our Board, three are independent from management. At this time, we believe that having a separate Chairman and Chief Executive Officer and independent chairs for each of our Board committees provides the best form of leadership for us.

Board of Director’s Role in Risk Oversight

The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer term horizon. From this risk assessment plans are developed to deal with the risks identified. The results of this risk assessment are provided to the Board for their consideration and review.  In addition members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of our Code of Business Conduct and Ethics is available on our website at www.accesspharma.com and print copies are available to any shareholder that requests a copy. Any amendment to the Code of Business Conduct and Ethics or any waiver of the Code of Business Conduct and Ethics will be disclosed on our website at www.accesspharma.com promptly following the date of such amendment or waiver.

Officers and Directors

Our certificate of incorporation and bylaws presently provide that our Board shall consist of three to fifteen members. The Board is currently comprised of six directors. Our directors serve for a term of three years and until the respective election and qualification of their successors. Pursuant to our bylaws, our Chairman of the Board and our executive officers consisting of our president, treasurer and secretary are selected by the Board.  Each of our executive officers is selected by the Board for a term of one year or until the executive officer’s successor is duly elected and qualified or until such executive officer’s resignation or removal. There is no family relationship among any of the directors or executive officers.

Our directors and executive officers are as follows:

Name	Age	Title

Steven H. Rouhandeh	53	Chairman of the Board*

Jeffrey B. Davis	47	Chief Executive Officer, Director*

Esteban Cvitkovic , M.D.	60	Vice Chairman – Europe

Mark J. Ahn, Ph.D.	47	Director

Mark J. Alvino	41	Director

Stephen B. Howell, M.D.	65	Director

David P. Nowotnik, Ph.D.	61	Senior Vice President Research & Development

Frank A. Jacobucci	48	Vice President, Sales and Marketing

Phillip S. Wise	51	Vice President, Business Development & Strategy

Stephen B. Thompson	56	Vice President, Chief Financial Officer, Treasurer,
		Secretary

*	Appointed to the board of directors by SCO Capital Partners LLC (“SCO”) pursuant to a Director Designation Agreement between SCO and Access.

Committees of the Board of Directors

The Board established an Audit and Finance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the committees of the Board acts pursuant to a separate written charter adopted by the Board.

The Audit and Finance Committee is currently comprised of Mr. Mark J. Alvino (chairman) and Mr. Mark J. Ahn. The Board has determined that Mr. Alvino, the chairman of the Audit and Finance Committee, is an “audit committee financial expert,” under applicable SEC rules and regulations. David P. Luci, a former director, was chairman of the Audit and Finance Committee during 2009. The Audit and Finance Committee’s responsibilities and duties are among other things to engage the independent auditors, review the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls.  The Board has determined that Dr. Ahn and Mr. Alvino are independent under applicable NYSE Amex rules and regulations.  The Audit Committee acts pursuant to a written charter which is available on our website at www.accesspharma.com.

The Compensation Committee is currently comprised of Mr. Mark J. Ahn (chairman) and Dr. Stephen B. Howell. Mr. Ahn and Dr. Howell are non-employee directors under applicable SEC rules, and are “outside” directors under Internal Revenue Code Section 162(m). Mr. Ahn and Dr. Howell are independent under applicable NYSE Amex rules and regulations. Mr. Ahn and Dr. Howell were members of the Compensation Committee during 2009.  The Compensation Committee acts pursuant to a written charter which is available on our website at www.accesspharma.com.

The Nominating and Corporate Governance Committee is currently comprised of Mark Ahn, PhD and Mark J. Alvino. All committee members are independent under applicable NYSE Amex rules and regulations. The Nominating and Corporate Governance Committee is responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing our corporate governance guidelines.  The Nominating and Corporate Governance Committee acts pursuant to a written charter which is available on our website at www.accesspharma.com.

Meetings Attendance

During the 2009 fiscal year, the Board held six (6) meetings. Each director attended 75 percent or more of the aggregate number of Board meetings and meetings of committees of which he was a member that were held during the period of his service as a director.

The Audit and Finance Committee did not hold any formal meetings during the 2009 fiscal year, but the Chairman of the Committee met with the Company auditors on a quarterly basis.

The Compensation Committee held one meeting during the 2009 fiscal year and all members were present.

The Nominating and Corporate Governance Committee did not hold any formal meetings during the 2009 fiscal year, but did meet informally on several occasions.

With the exception of Mark J. Ahn and Esteban Cvitkovic, who both attended by phone, all of the directors then currently serving as directors attended the 2009 annual stockholder meeting. Although we currently do not require directors to attend annual stockholder meetings, we do encourage directors to do so and welcomes their attendance. We generally schedule a Board meeting in conjunction with the Meeting and plan to continue to do so in the future. We expect that directors will attend annual stockholder meetings absent a valid reason.

Compensation of Directors

Each director who is not also an Access employee receives a quarterly fee of $3,000 and also receives $1,000 per quarter in aggregate for all the committees of which he is a member. The Chairman of the Board is paid an additional $1,000 per quarter and the Chairman of each of the Audit and Finance and Compensation Committee is paid an additional $500 per quarter. Each director will have $2,000 deducted from his fee if the director misses more than one Board meeting, and $1,000 deducted per committee meeting not attended. In addition, we reimbursed each director, whether an employee or not, the expense of attending Board and committee meetings.

Each non-employee director is also entitled to receive options to purchase 2,500 shares of common stock on the date of each annual meeting of stockholders and options to purchase 25,000 shares of common stock when he is first appointed as a director. The Board granted options to purchase 6,000 shares to each outside director for 2009 instead of the options to purchase 2,500 shares as has been granted historically.

During 2009, each of our directors elected to receive options to purchase 25,000 shares of common stock in lieu of their quarterly fees and annual stock grants. For each committee of which a director was a member, he received options to purchase 10,000 shares of our common stock.

Director Compensation Table - 2009

The table below represents the compensation paid to our outside directors during the year ended December 31, 2009:

Name	Fees earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Mark J. Ahn, PhD (2)	-	-	40,000	-	40,000

Mark J. Alvino (3)	-	-	40,000	-	40,000

Esteban Cvitkovic, MD (4)	-	-	115,000	132,000	247,000

Jeffrey B. Davis (5)	-	-	-	-	-

Stephen B. Howell, MD (6)	-	-	40,000	-	40,000

David P. Luci (7)	-	265,000	52,000	83,000	400,000

Steven H. Rouhandeh (8)	-	-	-	-	-
__________________

(1)
The value listed represents the fair value of the options recognized as expense under ASC 718 during 2009, including unvested options granted before 2009 and those granted in 2009. Fair value is calculated as of the grant date using a Black-Scholes (“Black-Scholes”) option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K.

(2)
Represents expense recognized in 2009 in respect of options to purchase 35,000 shares of our Common Stock based on a grant date fair value of $40,000. Dr. Ahn has options to purchase 66,000 shares of our Common Stock at December 31, 2009.

(3)
Represents expense recognized in 2009 in respect of options to purchase 35,000 shares of our Common Stock based on a grant date fair value of $40,000. Mr. Alvino has options to purchase 66,000 shares of our Common Stock at December 31, 2009.

(4)
Represents expense recognized in 2009 in respect of options to purchase 100,000 shares of our Common Stock based on a grant date fair value of $115,000. Includes $132,000 Dr. Cvitkovic received for scientific consulting services in 2009. Dr. Cvitkovic has options to purchase 156,000 shares of our Common Stock and warrants to purchase 200,000 of our Common Stock at December 31, 2009.

(5)
Mr. Davis served as our CEO during 2009 and did not receive board fees or options. Mr. Davis’ salary and employment agreement are discussed in the Summary Compensation Table and Compensation Pursuant to Agreements and Plans – Employment Agreements – President and Chief Executive Officer. Mr. Davis has options to purchase 25,000 shares of our Common Stock at December 31, 2009.

(6)	Represents expense recognized in 2009 in respect of options to purchase 35,000 shares of our Common Stock based on a grant date fair value of $40,000. Dr. Howell has options to purchase 79,700 shares of our Common Stock at December 31, 2009.
(7)
Represents expense recognized in 2009 in respect to 66,667 shares of Common Stock received on June 1, 2009 based on a fair value of $181,000 per Mr. Luci’s consulting agreement. Also represents expense recognized in 2009 in respect to 60,000 shares of Common Stock received due to the termination of his employment agreement with MacroChem Corporation based on a fair value of $84,000. Represents expense recognized in 2009 in respect of options to purchase 45,000 shares of our Common Stock based on a grant date fair value of $52,000. Includes $83,000 Mr. Luci received for business consulting services to Access in 2009. Mr. Luci has options to purchase 76,000 shares of our Common Stock at December 31, 2009. He also has warrants to purchase 4,167 shares of our Common Stock at December 31, 2009. Mr. Luci resigned as director February 12, 2009.

(8)	Mr. Rouhandeh does not have any options or warrants outstanding at December 31, 2009. See also the Security Ownership of Certain Beneficial Owners and Management.

 Certain Relationships and Related Transactions

On occasion we may engage in certain related party transactions. Pursuant to our Audit Committee charter, our policy is that all related party transactions are reviewed and approved by the Board of Directors or Audit Committee prior to our entering into any related party transactions.

On February 12, 2008, our Board of Directors elected Steven H. Rouhandeh as director and Chairman of the Board effective as of March 4, 2008. Mr. Rouhandeh is Chief Investment Officer of SCO Capital Partners, L.P.

In the event SCO Capital Partners LLC (SCO) and its affiliates were to convert all of their shares of Series A Preferred Stock and exercise all of their warrants, they would own approximately 56.7% of the voting securities of Access. During 2008 SCO and affiliates were paid $191,000 in placement agent fees relating to the issuance of preferred stock and were issued warrants to purchase our 39,667 shares of our common stock. SCO and affiliates also were paid $300,000 in investor relations fees in 2009 and $232,000 in investor relations fees in 2008.

In connection with the sale and issuance of Series A Preferred Stock and warrants, we entered into a Director Designation Agreement whereby we agreed to continue SCO’s right to designate two individuals to serve on the Board of Directors of Access.
Dr. Esteban Cvitkovic, a Director, has served as a consultant and Senior Director, Oncology Clinical Research & Development, since August 2007. Dr. Cvitkovic receives payments for consulting expenses, office expenses and reimbursement of direct expenses. Dr. Cvitkovic also has received the following warrants and options for his consulting. In May 2009, Dr. Cvitkovic received options to purchase 75,000 shares of our Common Stock at $1.38 with all options currently vested and can be exercised until January 4, 2012. In January 2008, Dr. Cvitkovic received warrants to purchase 200,000 shares of our Common Stock at $3.15 per share that can be exercised until January 4, 2012. The warrants vest over two years in 50,000 share blocks with vesting on July 4, 2008, January 4, 2009, July 4, 2009, and the remaining warrants on January 4, 2010. All of the warrants are currently vested. Dr. Cvitkovic’s payments for consulting services and expense reimbursements are as follows:

				Fair Value
				of exercisable
	Consulting	Office	Expense	Options /
Year	Fees	Expenses	Reimbursement	Warrants
2009	$132,000	$18,000	$10,000	$86,000
2008	$320,000	$30,000	$71,000	$164,000

Stephen B. Howell, M.D., a Director, received payments for consulting services and reimbursement of direct expenses. His consulting agreement expired in March 1, 2008. Dr. Howell’s payments for consulting services and expense reimbursements are as follows:

	Consulting	Expense
Year	Fees	Reimbursement
2008	$31,000	$3,000

Mr. Alvino is a principal of Griffin Securities which maintains a banking relationship with the Company.

On October 12, 2000, the Board of Directors authorized a Restricted Stock Purchase Program. Under the Program, the Company’s executive officers and corporate secretary were given the opportunity to purchase shares of common stock in an individually designated amount per participant determined by the Compensation Committee of the Board of Directors. A total of 38,000 shares were purchased under the Program by four eligible participants at $27.50 per share, the fair market value of the common stock on October 12, 2000, for an aggregate consideration of $1,045,000. The purchase price was paid through the participants’ delivery of a 50%-recourse promissory note payable to the Company for three executive officer participants and a full-recourse promissory note payable to the Company for one participant. Each note bears interest at 5.87% compounded semi-annually and has a maximum term of ten years. The notes are secured by a pledge of the purchased shares to the Company. The Company recorded the notes receivable from participants in this Program of $1,045,000 as a reduction of equity in the Consolidated Balance Sheets. Interest on the notes is neither being collected nor accrued. The stock granted under the Program is fully vested. The notes are due October 12, 2010.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2009, about shares of our common stock outstanding and available for issuance under our equity compensation plans existing as of such date.

			Number of securities
			remaining available
			for future issuance
	Number of securities to	Weighted-average	under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options	outstanding options	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans
approved by security
holders:
2005 Equity Incentive Plan	1,435,237	$1.99	1,408,851
1995 Stock Awards Plan	103,000	15.89	-
2001 Restricted Stock Plan	-	-	52,818

Equity compensation plans
not approved by security
holders:
2007 Special Stock Option Plan	100,000	2.90	350,000
Total	1,638,237	$2.92	1,811,669

Security Ownership of Certain Beneficial Owners and Management

Based solely upon information made available to us, the following table sets forth certain information with respect to the beneficial ownership of our common stock and preferred stock as of April 20, 2010 by (i) each person who is known by us to beneficially own more than five percent of any class of our capital stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all our executive officers and directors as a group. Beneficial ownership as reported in the following table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The address of each holder listed below, except as otherwise indicated, is c/o Access Pharmaceuticals, Inc., 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock (1)	Percent of Class	Amount and Nature of Beneficial Ownership Preferred Stock	Percent of Class	Amount and Nature of Beneficial Ownership All Classes of Stock	Percent of Class
Steven H. Rouhandeh(2)	-	*	-	*	-	*
Jeffery B. Davis (3)	36,000	*	-	*	36,000	*
Mark J. Ahn, Ph. D. (4)	66,000	*	-	*	66,000	*
Mark J. Alvino (5)	66,000	*	-	*	66,000	*
Esteban Cvitkovic, M.D. (6)	356,000	2.3%	-	*	356,000	1.4%
Stephen B. Howell, M.D. (7)	89,422	*	-	*	89,422	*
David P. Nowotnik, Ph.D. (8)	245,436	1.6%	-	*	245,436	*
Phillip S. Wise (9)	119,794	*	-	*	119,794	*
SCO Capital Partners LLC, SCO Capital Partners LP, and Beach Capital LLC (10)	9,535,087	44.5%	7,077,100	71.1%	16,612,187	52.9%
Larry N. Feinberg (11)	1,222,443	7.6%	1,457,699	14.7%	2,680,142	10.3%
Lake End Capital LLC (12)	1,059,601	6.6%	793,067	8.0%	1,852,668	7.1%
All Directors and Executive Officers as a group (consisting of 8 persons) (13)	978,652	6.0%	-	*	978,652	3.7%

* - Less than 1%

(1)	Includes our outstanding shares of Common Stock held plus all shares of Common Stock issuable upon exercise of options, warrants and other rights exercisable within 60 days of April 20, 2010.
(2)
Steven H. Rouhandeh is Chairman of SCO Securities LLC, a wholly-owned subsidiary of SCO Financial Group LLC. His address is c/o SCO Capital Partners LLC, 1325 Avenue of the Americas, 27th Floor, New York, NY 10019. SCO Securities LLC and affiliates (SCO Capital Partners LP and Beach Capital LLC) are known to beneficially own an aggregate of 3,481,800 shares of our Common Stock, warrants to purchase an aggregate of 6,053,287 shares of our Common Stock and 7,077,100 shares of Common Stock issuable upon conversion of Series A Cumulative Convertible Preferred Stock. Mr. Rouhandeh disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(3)
Mr. Davis is known to beneficially own an aggregate of 7,333 shares of our Common Stock, presently exercisable options for the purchase of 25,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan and 3,667 shares of Common Stock underlying warrants held by Mr. Davis. Mr. Davis is President of SCO Securities LLC, a wholly-owned subsidiary of SCO Financial Group LLC. His address is c/o SCO Capital Partners LLC, 1325 Avenue of the Americas, 27th Floor, New York, NY 10019. SCO Securities LLC and affiliates (SCO Capital Partners LP and Beach Capital LLC) are known to beneficially own 3,481,800 shares of our Common Stock, warrants to purchase an aggregate of 6,053,287 shares of our Common Stock and 7,077,100 shares of Common Stock issuable upon conversion of Series A Cumulative Convertible Preferred Stock. Mr. Davis disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(4)	Includes presently exercisable options for the purchase of 66,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan.
(5)
Includes presently exercisable options for the purchase of 66,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan. Mr. Alvino is Managing Director of Griffin Securities LLC. His address is c/o Griffin Securities LLC, 17 State St., 3rd Floor, New York, NY 10004. SCO Securities LLC and affiliates (SCO Capital Partners LP and Beach Capital LLC) are known to beneficially own 3,481,800 shares of our Common Stock, warrants to purchase an aggregate of 6,053,287 shares of our Common Stock and 7,077,100 shares of Common Stock issuable upon conversion of Series A Cumulative Convertible Preferred Stock. Mr. Alvino disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(6)
Includes presently exercisable options for the purchase of 156,000 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan and a warrant to purchase 200,000 shares of our Common Stock at an exercise price of $3.15 per share.

(7)
Dr. Howell is known to beneficially own an aggregate of 9,722 shares of our Common Stock, presently exercisable options for the purchase of 67,200 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan and 12,500 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(8)
Dr. Nowotnik is known to beneficially own an aggregate of 17,516 shares of our Common Stock, presently exercisable options for the purchase of 197,920 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan and 30,000 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(9)	Includes presently exercisable options for the purchase of 119,794 shares of our Common Stock pursuant to the 2005 Equity Incentive Plan.
(10)
SCO Capital Partners LLC, SCO Capital Partner LP, Beach Capital LLC and SCO Financial Group's address is 1325 Avenue of the Americas, 27th Floor, New York, NY 10019. SCO Capital Partners LLC and affiliates (SCO Capital Partners LP, Beach Capital LLC and SCO Financial Group) are known to beneficially own an aggregate of 3,481,800 shares of our Common Stock, warrants to purchase an aggregate of 6,053,287 shares of our Common Stock and 7,077,100 shares of Common Stock issuable upon conversion of Series A Cumulative Convertible Preferred Stock. Each of Mr. Rouhandeh, Mr. Davis and Mr. Alvino, directors of Access and Mr. Rouhandeh and Mr. Davis are executives of SCO Capital Partners LLC and disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein.

(11)
Larry N. Feinberg is a partner in Oracle Partners, L.P. His address is c/o Oracle Partners, L.P., 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830. Oracle Partners, L.P. and affiliates (Oracle Institutional Partners, L.P., Oracle Investment Management, Inc., Sam Oracle Fund, Inc. and Mr. Feinberg) are known to beneficially own an aggregate of 493,593 shares of our Common Stock, warrants to purchase an aggregate of 728,850 shares of our Common Stock and Series A Cumulative Convertible Preferred Stock which may be converted into an aggregate of 1,457,699 shares of our Common Stock.

(12)
Lake End Capital LLC’s address is 1325 Avenue of the Americas, 27th Floor, New York, NY 10019. Lake End Capital LLC is known to beneficially own an aggregate of 335,575 shares of our Common Stock, warrants to purchase an aggregate of 724,026 shares of our Common Stock and 793,067 shares of Common Stock issuable to them upon conversion of Series A Cumulative Convertible Preferred Stock.

(13)	Does not include shares held by SCO Securities LLC and affiliates.

Executive Compensation

The following table sets forth the aggregate compensation paid to our CEO and our next two most highly paid executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities for the fiscal years ended December 31, 2009 and 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Option Awards ($) (2)		All Other Compensation (3)		Total ($)
Jeffrey B. Davis Chief Executive Officer	2009 2008	$170,000 266,076	$	- -	$	- -	$170,000 266,076

David P. Nowotnik, Ph.D. Senior Vice President Research and Development	2009 2008	$175,675 253,620		$87,117 136,977		$6,307 12,225	$269,099 402,822

Phillip S. Wise Vice President, Business Development	2009 2008	$200,000 200,000	$	- 136,977	$5,209 9,876	$205,209 346,853

___________________
(1)	Includes amounts deferred under our 401(k) Plan.
(2)
The value listed in the above table represents the fair value of the options granted in prior years that was recognized in 2009 and 2008 under ASC 718 Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 11 to our audited financial statements for the year ended December 31, 2009, included in our annual report on Form 10-K.

(3)
Amounts reported for fiscal years 2009 and 2008 consist of: (i) amounts we contributed to our 401(k) Plan with respect to each named individual, and (ii) amounts we paid for group term life insurance for each named individual.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the aggregate number of option awards held by our named executive officers at December 31, 2009. There were no outstanding stock awards held by any such officers at December 31, 2009:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date

Jeffrey B. Davis (2)	25,000	-	-	0.63	08/17/16

David P. Nowotnik, Ph.D. (3)	75,000 19,791 100,000 8,000 5,000 7,000 10,000	- 30,209 - - - - -	-	1.38 3.00 0.63 11.60 29.25 10.10 18.65	05/27/19 05/21/18 08/17/16 05/23/15 01/23/14 01/30/13 03/22/12

Phillip S. Wise (4)	19,791 100,000	30,209 -	-	3.00 0.63	05/21/18 08/17/16

____________________

(1)	On December 31, 2009, the closing price of our Common Stock as quoted on the OTC Bulletin Board was $3.29.

(2)
Jeffrey B. Davis’ employment agreement started January 4, 2008. The options included in this table were granted to him as a director before he became CEO. Mr. Davis does not have any stock options granted to him as CEO.

(3)	Dr. Nowotnik’s options to purchase 50,000 shares of common stock will be fully vested in April 2012.

(4)	Mr. Wise’s options to purchase 50,000 shares of common stock will be fully vested in April 2012.

Compensation Pursuant to Agreements and Plans

Employment Agreements

President and Chief Executive Officer
We are a party to an employment agreement, with Jeffrey B. Davis, who was named by the Board as our Chief Executive Officer, effective as of December 26, 2007. Mr. Davis’ employment agreement, dated January 4, 2008, was amended April 9, 2008. Pursuant to the terms of his employment agreement, Mr. Davis was paid an annual salary of $335,000 from January 4, 2008, through March 31, 2008, and is currently paid an annual salary of $240,000. From June 1, 2009 through December 31, 2009, Mr. Davis was paid an annual salary of $120,000, with the unpaid amount deferred. Mr. Davis does not currently have any stock options resulting from his employment with us. Mr. Davis was previously awarded stock options to purchase 600,000 shares of our Common Stock. However, as of January 4, 2008, and pursuant to the amended employment agreement, Mr. Davis agreed to forgo any stock options awarded under the terms of the original employment agreement. Mr. Davis is entitled to similar employee benefits as Access’ other executive officers.

Senior Vice President
We entered into to an employment agreement with David P. Nowotnik, Ph.D., our Senior Vice President, Research and Development, on February 1, 2010. Under this agreement, Dr. Nowotnik is entitled to receive an annual base salary of $290,000, subject to adjustment by the Board. Dr. Nowotnik is also entitled to receive:

•	a bonus payable in cash related to the attainment of reasonable performance goals specified by the Board;
•
options to purchase 200,000 shares of our Common Stock at an exercise price of $2.79 per share, with one third options vesting on February 1, 2011 and the remaining two thirds options vesting ratably on February 1, 2012 and February 1, 2013;

•	stock options issued from time to time at the discretion of the Board;
•	disability benefits up to six months; and
•	medical insurance, term life insurance of $250,000 and long-term disability insurance.

We were a party to an employment agreement with Dr. Nowotnik, until May 31, 2009. Under this agreement, Dr. Nowotnik was entitled to receive an annual base salary of $253,620, subject to adjustment by the Board. Dr. Nowotnik was eligible to participate in all of our employee benefit programs available to executives. Dr. Nowotnik was also eligible to receive:

•	a bonus payable in cash and Common Stock related to the attainment of reasonable performance goals specified by the Board;
•	stock options at the discretion of the Board;
•	long-term disability insurance to provide compensation equal to at least $60,000 annually; and
•	term life insurance coverage of $254,000.

On May 31, 2009 and until February 1, 2010, Dr. Nowotnik was a party in a Transition Service Agreement with us pursuant to which his current salary was $10,000 per month. He was also granted options to purchase 75,000 shares of common stock at $1.38, of which all options are now vested. The transition services agreement continued a provision for Dr. Nowotnik’s healthcare coverage.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than ten percent of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. Directors, officers and 10% holders are required by SEC rules to furnish us with copies of all of the Section 16(a) reports they file.

Based solely on a review of reports furnished to us during the 2009 fiscal year or written representations from our directors and executive officers, and except as previously disclosed, none of our directors, executive officers and 10% holders failed to file on a timely basis reports required by Section 16(a) during the 2009 fiscal year or in prior years, except for SCO Capital Partners LLC, David P. Luci, David P. Nowotnik and Stephen B. Thompson, who each filed a late Form 4.

COMPENSATION COMMITTEE DISCUSSION ON EXECUTIVE COMPENSATION

The Compensation Committee operates under a written charter adopted by the Board and is responsible for making all compensation decisions for the Company’s directors and named executives including determining base salary and annual incentive compensation amounts and recommending stock option grants and other stock-based compensation under our equity incentive plans. The Compensation Committee charter can be found on our website at www.accesspharma.com under “Investor Relations”.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws presently provide that our Board shall consist of between three to fifteen members, shall be divided into three classes as nearly equal in number as possible, and that each Director shall serve for a term of three years and until his successor is elected and qualified or until his earlier resignation, death or removal. By resolution, the Board has set the number of its directors at six. The term of office of one class of Directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The Board presently consists of seven members.

Members of each class serve a term of three years until the respective annual meeting of stockholders and election and qualification of their successors. Mr. Davis and Dr. Cvitkovic are Class 1 Directors with their terms set to expire upon the annual meeting of stockholders in 2011. Dr. Howell and Mr. Rouhandeh are Class 2 Directors with their terms set to expire upon the annual meeting of stockholders in 2012. Dr. Ahn and Mr. Alvino are Class 3 Directors with their terms to expire upon the annual meeting of stockholders in 2010. Each of our officers is selected by the Board for a term of one year. There is no family relationship among any of the directors or officers.

Nominees for Term Expiring at the Meeting (Class 3 Directors)

Dr. Ahn and Mr. Alvino are Class 3 Directors. Dr. Ahn has served as director since September 2006 and Mr. Alvino has served as director since March 2006. The terms of Dr. Ahn and Mr. Alvino expire at the Meeting. If elected at the Meeting, both will serve for a term of three years expiring on the date of the annual meeting of stockholders in 2013. Each of the director nominees listed below exemplifies how our Board values professional experience in business and our pharmaceutical industry as well as strong moral character. It is these strong and unique backgrounds and sets of skills that our Board of Directors believes provide it, as a whole, with a strong foundation of technical expertise. The terms of the other four remaining Directors will continue as indicated above.

Business and Experience of Nominees for Director

Dr. Mark J. Ahn became a director in September 2006 and is chairman of the Compensation Committee. Dr. Ahn is also a member of the Audit and Finance Committee and the Nominating & Corporate Governance Committee. Dr. Ahn is Principal at Pukana Partners, Ltd. since 2009. Dr. Ahn was Professor and Chair, Science & Technology Faculties of Commerce & Administration Science at Victoria University of Wellington, New Zealand from 2007 to 2009. Dr. Ahn was President and Chief Executive Officer and a member of the board of directors of Hana Biosciences, Inc. from 2003 to 2007. Prior to joining Hana, from 2001 to 2003, he served as Vice President, Hematology and corporate officer at Genentech, Inc. where he was responsible for commercial and clinical development of the Hematology franchise. From 1991 to 2001, Dr. Ahn was employed by Amgen and Bristol-Myers Squibb Company holding a series of positions of increasing responsibility in strategy, general management, sales & marketing, business development, and finance. He has also served as an officer in the U.S. Army. Dr. Ahn is a Henry Crown Fellow at the Aspen Institute, founder of the Center for Non-Profit Leadership, a director of TransMolecular, Inc., a privately held biotechnology company focused on neuroncology, and a member of the Board of Trustees for the MEDUNSA (Medical University of South Africa) Trust. Dr. Ahn received a B.A. in History and an M.B.A. in Finance from Chaminade University. He was a graduate fellow in Economics at Essex University, and has a Ph.D. in Business Administration from the University of South Australia. Dr. Ahn’s qualifications to serve on our Board include his strong executive leadership, management, financial and operational skills in successfully leading Hana Biosciences and his strong commitment to promoting and advancing innovation in the science field.

Mr. Mark J. Alvino became a director in March 2006 initially as a designee of SCO Capital Partners LLC and is chairman of the Audit and Finance Committee. Mr. Alvino is also a member of the Nominating and Corporate Governance Committee. Mr. Alvino is currently Managing Director for Griffin Securities and has been in this position since 2007. Mr. Alvino was Managing Director for SCO Financial Group LLC from 2002 to 2007. Mr. Alvino was a member of the board of directors of MacroChem Corporation from 2007 until February 2009. He previously worked at Feinstein Kean Healthcare, an Ogilvy Public Relations Worldwide Company. There he was Senior Vice President, responsible for managing both investor and corporate communications programs for many private and public companies and acted as senior counsel throughout the agency's network of offices. Prior to working at FKH, Mr. Alvino served as Vice President of Investor Relations and managed the New York Office of Allen & Caron, Inc., an investor relations agency. His base of clients included medical devices, biotechnology, and e-healthcare companies. Mr. Alvino also spent several years working with Wall Street brokerages including Ladenburg, Thallman & Co. and Martin Simpson & Co. Mr. Alvino’s qualifications to serve our Board include his leadership skills and his experience in the areas of financial management and business strategy in the biopharmaceutical field.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The committee may also ask the candidate to meet with Company management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate's election.  Messrs. Davis and Alvino were each initially appointed to the Board as a result of contractual obligations of the Company.

Before nominating a sitting director for reelection at an annual stockholder meeting, the committee will consider the director's performance on the Board and whether the director's reelection would be in the best interests of the Company’s stockholders and consistent with the Company's corporate governance guidelines and the Company's continued compliance with applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company's business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company's business. When considering candidates for director, the committee takes into account a number of factors, including the following:

•	Independence from management;
•	Age, gender and ethnic background;
•	Relevant business experience;
•	Judgment, skill and integrity;
•	Existing commitments to other businesses;
•	Potential conflicts of interest;
•	Corporate governance background;

•	Financial and accounting background;
•	Executive compensation background; and
•	Size and composition of the existing Board.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Company, c/o Investor Relations, 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207. When submitting candidates for nomination to be elected at the Company’s annual meeting of shareholders, shareholders must follow the notice procedures, which are described under the heading “Shareholder Proposals and for 2011 Annual Meeting.” and include the following:

•	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;
•
The class and number of shares of Company capital stock, if any, owned by the stockholder as of the record date for the applicable annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;

•	The name, age and address of the candidate;
•	A description of the candidate's business and educational experience;
•	The class and number of shares of Company capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;
•
Information regarding each of the foregoing criteria the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

•	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
•	A description of any relationship or understanding between the stockholder and the candidate;
•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected;
•	A statement as to whether the director is independent under applicable NYSE Alternext US (formerly known as AMEX) rules (these rules are referred to in this Proxy as “NYSE Amex rules”); and
•	Such other information regarding each nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

The nominees have consented to serve as our Directors and the Board has no reason to believe that any nominee will be unavailable for such service.

The Board recommends a vote “FOR” the proposed nominees to the Board and the enclosed proxy will be so voted unless a contrary vote is indicated. Each Director shall be elected by a plurality of the total votes cast by the holders of Common Stock and Preferred Stock, on an as-converted basis, present in person or by proxy and entitled to vote at the Meeting.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE. HOWEVER, THE PERSONS DESIGNATED AS PROXIES RESERVE THE RIGHT TO CAST VOTES FOR ANOTHER PERSON DESIGNATED BY THE BOARD IN THE EVENT THE NOMINEES ARE UNABLE OR UNWILLING TO SERVE.

Information With Respect to Other Directors

Directors Whose Terms Expire at the Annual Meeting in 2011 (Class 1 Directors)

Mr. Jeffrey B. Davis became a director in March 2006. Mr. Davis became our Chief Executive Officer on December 26, 2007. Previously, Mr. Davis was Chairman of the Board and Chairman of the Compensation Committee of the Board. Mr. Davis currently serves as President of SCO Financial Group LLC and has been employed by SCO since 1997. Previously, Mr. Davis served in senior management at a publicly traded healthcare technology company. Prior to that, Mr. Davis was an investment banker with various Deutsche Bank banking organizations, both in the U.S. and Europe. Mr. Davis also served in senior marketing and product management positions at AT&T Bell Laboratories, where he was also a member of the technical staff, and at Philips Medical Systems North America.  Mr. Davis is currently on the board of Uluru, Inc., a public biotechnology company.  Mr. Davis holds a B.S. in biomedical engineering from Boston University and an M.B.A. degree from the Wharton School, University of Pennsylvania. Mr. Davis’ qualifications to serve our Board include his current experience as our CEO leading the day to day operations of our Company. In addition, Mr. Davis’ qualifications include his prior experience serving our Board since 2006, as well as his extensive domestic and international financial experience in the healthcare industry.

Dr. Esteban Cvitkovic became our director in February 2007 as Vice Chairman (Europe) and is also a consultant to us as Senior Director, Oncology Clinical Research & Development. Recently, Dr. Cvitkovic co-founded the new contract research organization (CRO), Oncology Therapeutic Development. The oncology-focused CRO, Cvitkovic & Associés Consultants (CAC), founded by Dr. Cvitkovic 11 years ago and which he developed from a small oncology consultancy to a full-service CRO, was sold to AAIPharma to become AAIOncology in 2007. In addition, he maintains a part-time academic practice including teaching at the hospitals Beaujon and St. Louis in Paris. Dr. Cvitkovic is Scientific President of the FNAB, a foundation devoted to the furthering of personalized cancer treatments. Together with a small number of collaborators, he has recently co-founded Oncoethix, a biotech company focused on licensing and co-development of anti-cancer molecules. Dr. Cvitkovic has authored more than 200 peer-reviewed articles and 600 abstracts focused on therapeutic oncology development. His international career includes staff and academic appointments at Memorial Sloan Kettering Cancer Center (New York), Columbia Presbyterian (New York), Instituto Mario Negri (Milan), Institut Gustave Roussy (Villejuif), Hôpital Paul Brousse (Villejuif) and Hôpital St. Louis (Paris). Dr. Cvitkovic’s qualifications to serve our Board include his technical expertise and strong commitment to promoting and advancing innovation in the healthcare industry. In addition, Dr. Cvitkovic’s qualifications include experience as a medical doctor in oncology and his executive skills as a founder of several contract research organizations.

Directors Whose Terms Expire at the Annual Meeting in 2012 (Class 2 Directors)

Mr. Steven H. Rouhandeh became a director and Chairman of the Board on March 4, 2008. He is a Chief Investment Officer of SCO Capital Partners, L.P., a New York based life sciences fund. Mr. Rouhandeh also is a founder of SCO Financial Group LLC, a highly successful value-oriented healthcare group with an 12-year track record in this sector (advisory, research, banking and investing). He possesses a diverse background in financial services that includes experience in asset management, corporate finance, investment banking and law. He has been active throughout recent years as an executive in venture capital and as a founder of several companies in the biotech field. His experience also includes positions as Managing Director of a private equity group at Metzler Bank, a private European investment firm and Vice President, Investment Banking at Deutsche Morgan Grenfell.  Mr. Rouhandeh was also a corporate attorney at New York City-based Cravath, Swaine & Moore. Mr. Rouhandeh holds a J.D., from Harvard Law School, Harvard University and B.A. Government, Economics, from Southern Illinois University. Mr. Rouhandeh’s qualifications to serve our Board include his institutional knowledge of our Company and his extensive domestic and international financial experience in the healthcare industry. In addition, his expertise as founder and Chief Investment Officer of SCO Capital Partners, L.P. is important to the Company in all areas of operation and development including corporate finance, investment banking and business strategy.

Stephen B. Howell, M.D. has served as our director since 1996. Dr. Howell is a member of the Compensation Committee of the Board. Dr. Howell is a Professor of Medicine at the University of California, San Diego, and director of the Cancer Pharmacology Program of the UCSD Cancer Center. Dr. Howell is a recipient of the Milken Foundation prize for his contributions to the field of cancer chemotherapy. He has served on the National Research Council of the American Cancer Society and is on the editorial boards of multiple medical journals. Dr. Howell founded DepoTech, Inc. and served as a member of its board of directors from 1989 to 1999. Dr. Howell served on the board of directors of Matrix Pharmaceuticals from 2000 to 2002. Dr. Howell received his

A.B. at the University of Chicago and his M.D. from Harvard Medical School. Dr. Howell’s qualifications to serve our Board include his technical expertise and strong commitment to promoting and advancing innovation in the healthcare industry. In addition, Dr. Howell’s qualifications include experience as a medical doctor in oncology, his experience as director of several biotech companies and his executive skills and experience as a founder of a biotech company.

Executive Officers

David P. Nowotnik, Ph.D. has been our Senior Vice President Research and Development since January 2003 and was Vice President Research and Development from 1998. From 1994 until 1998, Dr. Nowotnik had been with Guilford Pharmaceuticals, Inc. in the position of Senior Director, Product Development and was responsible for a team of scientists developing polymeric controlled-release drug delivery systems. From 1988 to 1994 he was with Bristol-Myers Squibb researching and developing technetium radiopharmaceuticals and MRI contrast agents. From 1977 to 1988 he was with Amersham International leading the project which resulted in the discovery and development of Ceretec.

Mr. Frank A. Jacobucci has been our Vice President Sales and Marketing since December 2009. Mr. Jacobucci was President and COO of Milestone Biosciences, LLC from 2007 to 2009. He was Vice President Sales/Marketing of Claims Resolution Center Oncology Services in 2007, Area Sales Manager-Eastern Seaboard of Precision Therapeutics, Inc. from 2006-2007 and Sales Trainer/Field Sales Advisor/Senior Sales Executive of MGI Pharma from 2003 to 2006. Mr. Jacobucci has had manager positions with increasing responsibilities from 1990 to 2003 with various other pharmaceutical and other companies. He holds a B.S. degree from University of Nevada , Las Vegas.

Mr. Phillip S. Wise has been our Vice President Business Development since June 2006. Mr. Wise was Vice President of Commercial and Business Development for Enhance Pharmaceuticals, Inc. and Ardent Pharmaceuticals, Inc. from 2000 until 2006. Prior to that time he was with Glaxo Wellcome, from 1990 to 2000 in various capacities.

Mr. Stephen B. Thompson has been our Vice President since 2000 and our Chief Financial Officer since 1996. From 1990 to 1996, he was Controller and Administration Manager of Access Pharmaceuticals, Inc., a private Texas corporation. Previously, from 1989 to 1990, Mr. Thompson was Controller of Robert E. Woolley, Inc., a hotel real estate company where he was responsible for accounting, finances and investor relations. From 1985 to 1989, he was Controller of OKC Limited Partnership, an oil and gas company, where he was responsible for accounting, finances and SEC reporting. Between 1975 and 1985 he held various accounting and finance positions with Santa Fe International Corporation.

PROPOSAL 2

PROPOSED AMENDMENT OF THE COMPANY’S 2005 EQUITY INCENTIVE PLAN

The Board has authorized, subject to stockholder approval, an increase in the number of shares available under the Company’s 2005 Equity Incentive Plan (the “Plan”) from 3,150,000 to 5,000,000, such number representing approximately 32.5% of the current number of issued and outstanding shares of Common Stock and 19.7% of the number of issued and outstanding shares of the Common Stock assuming the conversion of all currently outstanding Preferred Stock pursuant to their current terms of conversion. The Plan is a successor plan to the Company’s 1995 Stock Option Plan under which the Company could have granted a total of 500,000 options through December 31, 2005.

Purpose.   The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to employees and directors of and advisers and consultants to the Company. The purpose of the proposed amendment is to provide the Company with additional capacity to award stock options to existing personnel and to attract qualified new employees, directors, advisers and consultants through grants of stock options.

Administration.   The Plan is administered by the Compensation Committee. The Compensation Committee presently is composed of Dr. Ahn and Dr. Howell. Subject to the provisions of the Plan, the Compensation Committee has discretion to determine when awards are made, which employees are granted awards, the number of shares subject to each award and all other relevant terms of the awards. The Compensation Committee also has broad discretion to construe and interpret the Plan and adopt rules and regulations thereunder. The Compensation Committee approved the 2007 Special Stock Option Plan and the grant of 450,000 options to Mr. Seiler, the Company’s former President and Chief Executive Officer, such options have have since expired.

Eligibility.   Awards may be granted to persons who are employees of the Company whether or not officers or members of the Board and directors of or advisers or consultants to the Company or of any of the Company’s subsidiaries.  No election by any such person is required to participate in the Plan.

Shares Subject to the Plan.   The shares issued or to be issued under the Plan are shares of Common Stock, which may be newly issued shares or shares held in the treasury or acquired in the open market. Currently, no more than 3,150,000 shares may be issued under the Plan. The foregoing limit is subject to adjustment for stock dividends, stock splits or other changes in the Company’s capitalization.

Stock Options.   The Compensation Committee in its discretion may issue stock options which qualify as incentive stock options under the Internal Revenue Code or non-qualified stock options. The Compensation Committee will determine the time or times when each stock option becomes exercisable, the period within which it remains exercisable and the price per share at which it is exercisable, provided that no incentive stock option shall be exercised more than 10 years after it is granted and no other options shall be exercised more than 10 years and one day after it is granted, and further provided that the exercise price of any incentive stock option shall not be less than the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on the OTC Bulletin Board on April 14, 2010 was $2.55 per share.

Payment for shares purchased upon exercise of an option must be made in full in cash or check, by payment through a broker in accordance with Regulation T of the Federal Reserve Board or by such other mode of payment as the Committee may approve, including payment in whole or in part in shares of the Common Stock, when the option is exercised. No option is transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended.

Notwithstanding any other provision of the Plan, each non-employee director is also entitled to receive options to purchase 2,500 shares of Common Stock on the date of each annual meeting of stockholders and options to purchase 25,000 shares of Common Stock when he or she is first appointed as a director.

Tax Considerations.   The following is a brief and general discussion of the federal income tax rules applicable to awards under the Plan. With respect to an incentive stock option, an employee will generally not be taxed at the time of grant or exercise, although exercise of an incentive option will give rise to an item of tax preference that may result in an alternative minimum tax. If the employee holds the shares acquired upon exercise of an incentive stock option until at least one year after issuance and two years after the option grant, he or she will have long-term capital gain (or loss) based on the difference between the amount realized on the sale or disposition and his or her option price. If these holding periods are not satisfied, then upon disposition of the shares the employee will recognize ordinary income equal, in general, to the excess of the fair market value of the shares at time of exercise over the option price, plus capital gain in respect of any additional appreciation. With respect to a non-qualified option, an employee will not be taxed at the time of grant; upon exercise, he or she will generally realize compensation income to the extent the then fair market value of the stock exceeds the option price. The Company will generally have a tax deduction to the extent that, and at the time that, an employee realizes compensation income with respect to an award.

Any tax deductions the Company may be entitled to in connection with awards under the Plan may be limited by the $1 million limitation under Section 162(m) of the Code on compensation paid to any of our chief executive officer or other named officers. This limitation is further discussed in the Compensation Committee Discussion on Executive Compensation.

For purposes of this summary, we have assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a non-qualified stock option with an exercise price which is less than the market value of the stock covered by the option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of these tax rules, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

In all cases, recipients of awards should consult their tax advisors regarding the tax treatment of any awards received by them.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2005 EQUITY INCENTIVE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY’S 2005 EQUITY INCENTIVE PLAN.

Proposal 2 will be approved upon the affirmative vote of a majority in interest of shares of Common Stock and Preferred Stock present in person or represented by proxy at the Meeting and entitled to vote on such proposal.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Whitley Penn LLP, independent registered public accounting firm, has been the independent registered public accounting firm of the Company since September 2006. The Board has recommended that the stockholders ratify the reappointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the current year.

A representative of Whitley Penn LLP is expected to be present at the Meeting and will be afforded an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

Ratification by Stockholders is not required.  If Proposal 3 is not approved by the Stockholders, the Board does not plan to change the appointment for Fiscal Year 2010 but will consider such vote in selecting our independent registered public accounting firm for Fiscal Year 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

Proposal 3 will be approved upon the affirmative vote of a majority in interest of the votes present in person or represented by proxy at the Meeting and entitled to vote on such proposal.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

In fulfilling its oversight responsibility, the Audit Committee reviewed and discussed our audited 2009 year-end financial statements with management and with Whitley Penn, LLP, our independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters to be discussed in accordance with Statement on Auditing Standards No. 61, as amended (Codification of Statement on Auditing Standards, AU380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee received from the independent registered public accounting firm written disclosures and the letter required by the applicable standards of the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent registered public accounting firm.

The Audit Committee discussed with Whitley Penn, LLP the overall scope and plans for the audit. The Audit Committee met with Whitley Penn, LLP, with and without management present, to discuss the results of its audit and reviews, its evaluations of the Company and its personnel, our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee reviewed and recommended to the Board that our audited 2009 year-end financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the SEC,

nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE
Mark J. Alvino, Chairman
Mark J. Ahn

INDEPENDENT AUDITOR FEES

The following table presents fees for professional audit services rendered by Whitley Penn LLP for the audit of our annual financial statements for the years ended December 31, 2009, and December 31, 2008, and fees billed for other services rendered by such firms during the respective periods.

Types of Fees	2009	2008
Audit Fees (1)	$112,000	$107,000
All Other Fees (2)	74,000	31,000
____________________

(1)
Audit fees for 2009 and 2008 were for professional services rendered for the audit of our financial statements for the fiscal year and reviews of our quarterly financial statements included in our Form 10-Q filings.

(2)	All other fees are for services related to our registration statements on Forms S-1, S-4 and S-8 and SB-2, and acquisition audits.

All decisions regarding the selection of an independent registered public accounting firm and approval of accounting services and fees are made by our Audit and Finance Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

The Audit and Finance Committee selected Whitley Penn LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Whitley Penn LLP has served as Access’ independent registered public accounting firm since September 2006.

Policy on Audit and Finance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit and Finance Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement with respect to such services. The Chairman of the Audit and Finance Committee has been delegated the authority by the Audit and Finance Committee to pre-approve the engagement of the independent accountants when the entire committee is unable to do so. The Chairman of the Audit and Finance Committee approved 100% of the services listed under the preceding captions “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”

PROPOSAL 4

OTHER MATTERS

As of the date of this proxy statement, the Board has no knowledge of any matters to be presented for consideration at the Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this proxy statement should properly come before the Meeting; (ii) a person not named herein is nominated at the Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this proxy statement and the form of proxy, subject to applicable laws and our charter and bylaws, should come before the Meeting; or (iv) any matters should arise incident to the conduct of the Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

The 2011 annual meeting of stockholders is expected to be held on or about May 25, 2011. The Board will make provisions for the presentation of proposals submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC as well as those contained in our charter and by-laws. These requirements are summarized above under the heading Nomination and Election of Directors. We must receive such proposals no later than December 21, 2010, to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Additionally, with respect to nominations and proposals not to be included in the form of proxy and proxy statement relating to that meeting, we must receive nominations for the election of directors not later than January 25, 2011, and March 26, 2011, for all other proposals.

STOCKHOLDERS SHARING AN ADDRESS OR HOUSEHOLD

Only one copy of our annual report and proxy statement is being delivered to multiple security holders sharing an address unless we have received instructions to the contrary from one or more of the stockholders.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our annual report and proxy statement, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write Company, c/o Investor Relations, at our principal executive offices at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207 or call the Company at 214-905-5100.

COST AND METHOD OF SOLICITATION

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Access Pharmaceuticals in person or by telephone, facsimile or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

FORM 10-K

Our annual report on Form 10-K for the 2009 fiscal year is available without charge to each stockholder, upon written request to the Company, c/o Investor Relations, at our principal executive offices at 2600 Stemmons

Freeway, Suite 176, Dallas, Texas 75207 and is also available on our website at http://www.accesspharma.com under the heading “Investor Relations”.

FINANCIAL STATEMENTS

The financial statements and notes thereto for the year 2009, which are located in Item 8 of our Annual Report on Form 10-K for 2009, are incorporated into this proxy statement by reference together with Items 7 and 9 of our Annual Report on Form 10-K for the year 2009.

ACCESS PHARMACEUTICALS, INC.
2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and proxy statement dated April 20, 2010, and revoking any proxy heretofore given, hereby appoints each of Jeffrey B. Davis and Stephen B. Thompson, or either of them, Proxies of the undersigned with full power of substitution, to cumulate votes and to vote all shares of Common Stock and Preferred Stock of Access Pharmaceuticals, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held Wednesday, May 26, 2010 at 9:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, (212) 705-7000, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR each Director nominee listed in Proposal 1, and FOR Proposal 3.

In their discretion, the named Proxies are authorized to vote on any other matters which may properly come before the Meeting or any postponement or adjournment thereof as set forth in the proxy statement.

(continued and to be signed on the reverse side)

The Board Recommends a vote “For” the election of Directors listed in Proposal 2, and “For” Proposal 2 and Proposal 3. Please sign, date and return this Proxy promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here. ☒

1.  Election of Directors:

[ ]	FOR ALL NOMINEES	Nominees:	Mark J. Ahn, Ph. D.	Class 3 – 3 Year Term
			Mark J. Alvino	Class 3 – 3 Year Term

[ ]	WITHHOLD AUTHORITY
FOR ALL NOMINEES

[ ]	FOR ALL NOMINEES EXCEPT
(see instructions below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the space provided next to each nominee you wish to withhold, as shown here: [X]

2	Proposal to amend our 2005 Equity Incentive Plan,
	to increase the number of shares authorized	FOR	AGAINST	ABSTAIN
	for issuance.	[ ]	[ ]	[ ]

3	Proposal to ratify the appointment
of Whitley Penn LLP as our independent
	registered public accountant	FOR	AGAINST	ABSTAIN
	for the fiscal year ending December 31, 2010.	[ ]	[ ]	[ ]

4	To consider and act upon any other matters which
	may properly come before the Meeting or any	FOR	AGAINST	ABSTAIN
	postponement or adjournment thereof.	[ ]	[ ]	[ ]

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Proxies will also be accepted by transmission of a facsimile provided that such facsimile contains sufficient information from which it can be determined that the transmission was authorized by the stockholder delivering such proxy. Telegrams or cablegrams may be addressed to American Stock Transfer & Trust Company at the address appearing on the attached envelope or via telecopy at (718) 234-2287.

Shares Held: ___________ Common Stock;  _____________ Preferred Stock

THIS PROXY IS SOLICITED ON BEHALF OF ACCESS PHARMACEUTICALS, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO BEING VOTED AT THE 2010 ANNUAL MEETING OF STOCKHOLDERS BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE MEETING.

Signature of Stockholder ______________Date ________ Signature of Stockholder ______________ Date ________

NOTE:
Please sign exactly as name or names appear on this proxy. When shares are held jointly each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.